OPPENHEIMER LIMITED-TERM GOVERNMENT FUND


                                Index to Exhibits



Exhibit No.               Description
-----------               ------------

23(c)(iv)                 Class Y Speciman Share Certificate

23(m)(ii)                 Amended and Restated Distribution and Service Plan and
                          Agreement for class B Shares

23(m)(iii)                Amended and Restated Distribution and Service Plan and
                          Agreement for Class C Shares


                    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                  Class Y Share Certificate (8-1/2" x 12-5/8")

I. FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)

                           (upper left)     box with heading: NUMBER (OF SHARES)

                           (upper right)    box with heading: SHARES

                           (centered
                           below boxes)     OPPENHEIMER LIMITED-TERM GOVERNMENT
                                                                FUND
                                    A MASSACHUSETTS BUSINESS TRUST

         (at left)         THIS IS TO CERTIFY        (at right) SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS

                                                           box with CUSIP number
                                                                     68380F 400
         (at left)             is the owner of

         (centered)        FULLY PAID CLASS Y SHARES OF
                                    BENEFICIAL INTEREST OF

                    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                                            ------------------------
                           (hereinafter called the "Fund") transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                           WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                  (at left                            (at right
                  of seal)                             of seal)
                  (signature)                         (signature)

                  /s/ George C. Bowen                 /s/ Bridget A. Macaskill

                  ---------------------                 ------------------------
                  TREASURER                                   PRESIDENT

                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                                      SEAL
                                      1986
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                   Countersigned
                                               OPPENHEIMERFUNDS SERVICES
                                          (A division of OppenheimerFunds, Inc.)
                                               Englewood (Colo.) Transfer Agent

                                               By------------------------------
                                               Authorized Signature

(at lower left corner, outside
ornamental border)
000-000000 [certificate number]


II. BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - -----------------     Custodian -------------------
                                                     (Cust)          (Minor)

UNDER UGMA/UTMA --------------------
                                    (State)

Additional abbreviations may also be used though not on above list.

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)
For Value Received .............. hereby sell(s), assign(s) and transfer(s) unto


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(Please print or type name and address of assignee)
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----------------------------------------------  Class  Y  Shares  of  beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ----------------------------- Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: -----------------------

                                         Signed: -----------------------------
                                           -------------------------------------
                        (Both must sign if joint owners)

                                           Signature(s) ------------------------
                                         Guaranteed                 Firm or Bank
                                    By:               --------------------------
                                                                  Officer

(text printed              NOTICE: The signature(s) to this assignment
vertically to              must correspond with the name(s) as written
right of above             upon the face of the certificate in every
paragraph)                 particular without alteration or enlargement or any
                           change whatever.

(text printed in           Signatures must be guaranteed by a financial
box to left of             institution of the type described in the
signature(s)               current prospectus of the Fund.



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